Exhibit 32.1
CERTIFICATION
FURNISHED PURSUANT TO 18 U.S.C. SECTION 1350
In connection with the Quarterly Report of Markel Group Inc. (the "Company") on Form 10-Q for the period ended September 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 28, 2026	/s/ Thomas S. Gayner
Thomas S. Gayner
Chairman and Chief Executive Officer
(Principal Executive Officer)

/s/ Brian J. Costanzo
Brian J. Costanzo
Chief Financial Officer
(Principal Financial Officer)